UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/09/2004

ROCKWELL COLLINS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-16445

DE	522314475
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

400 Collins Road NE
Cedar Rapids, IA 52498
(Address of Principal Executive Offices, Including Zip Code)

319-295-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

Registrant's press release dated September 9, 2004, regarding Rockwell Collins revenue, earnings per share and cash flow guidance for fiscal year 2004 and financial guidance for fiscal year 2005 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1        Press release of Registrant dated September 9, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.

Date: September 10, 2004.	By:	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of Registrant dated September 9, 2004.